Cost of Sales, Gross Profit	12 Months Ended
Dec. 31, 2018
Cost Of Sales Gross Profit
Cost of Sales, Gross Profit

16.	Cost of sales, gross profit

The cost of materials included in the cost of sales amounted to EUR 3,636 thousand for the 2018 financial year (2017: EUR 1,498 thousand).

The gross profit on sales increased by EUR 6,534 thousand in the 2018 reporting year, to reach EUR 16,656 thousand, compared with EUR 10,310 thousand in 2017.

In 2017 the gross profit on sales improved from EUR 4.5 million to EUR 10.3 million. The gross margin increased to 86%, compared to 73% in 2016. Accordingly, the cost of sales rose only slightly to EUR 1.7 million, thereby reaching 14% of sales revenue (2016: EUR 1.7 million, or 28%).